UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEQUX

Putnam Global Equity Fund

Annual report 10|31|10

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Global Equity
Fund

Annual report
10 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	21

Financial statements	22

Federal tax information	48

Shareholder meeting results	49

About the Trustees	50

Officers	52

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S. stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking the benefits of investing in stocks around the world

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also opened to U.S. investors. Putnam Global Equity Fund targets solid companies throughout the world to offer investors a globally diversified stock portfolio.

With a global mandate, the fund invests across developed markets such as the United States, the European Union, and Japan. It also invests a portion of its assets in emerging markets. Though they have greater risk of volatility and illiquid securities, markets such as Brazil, Russia, India, and China may offer more robust economic growth.

The fund’s portfolio manager selects from thousands of stocks worldwide, with a strategy that seeks quality companies without a bias toward either growth-or value-style stocks. The manager seeks to buy the stocks of these companies when they are priced below what he determines to be their true worth.

While the fund typically favors large companies, it can also invest in midsize and small companies. The fund has the flexibility to invest in top global competitors wherever they are based. To gather information about this wide variety of companies and markets, the manager draws on in-house research by Putnam analysts based in Boston, London, and Singapore.

While investing in companies that operate under different economic and political systems involves risk, the fund may let your money grow when there is a downturn in the U.S. economy. That may be because international economies, which can follow a different business cycle, might be growing while the U.S. economy is sluggish.

In addition, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar. The manager diligently monitors risk, seeking to sell fund holdings and to hedge currencies that may offer more risk than reward.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Value stocks may fail to rebound, and the market may not favor value-style investing.

Stock selection stresses fundamental analysis

In selecting holdings for the fund, the portfolio manager looks for stocks that have multiple sources of strength working in their favor. To consider a wide range of possible strengths, he uses a disciplined research process that stresses fundamental analysis. The process has three stages:

Screening: With support from a team of stock analysts, the manager screens companies around the world to focus on 100–200 stocks that he wants to consider buying for the portfolio.

Analysis: To determine which stocks to favor and which to reject, the manager and analysts meet with company managements and their competitors, customers, and suppliers.

Portfolio construction: The manager regularly reviews and monitors the fund’s holdings, seeking to build and maintain a portfolio that offers a balance of return and risk.

Performance snapshot

Annualized total return (%) comparison as of 10/31/10

- **The fund — class A shares before sales charge**
  Putnam Global Equity Fund (PEQUX)
- **Fund's benchmark**
  MSCI World Index
- **Fund's Lipper peer group average**
  Global Large-Cap Core Funds

7.37
6.01
7.58
LIFE OF FUND
(since 7/1/94)
-0.39
1.33
2.98
10 YEARS
0.78
2.54
4.35
5 YEARS
-12.18
-8.09
-6.59
3 YEARS
10.87
12.74
13.54
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Shigeki Makino

How did the fund perform for the 12 months ending October 31, 2010?

I am disappointed to report that Putnam Global Equity Fund’s class A shares returned 10.87%, underperforming both its benchmark, the MSCI World Index, which advanced 12.74%, and its Lipper peer group, Global Large-Cap Core Funds, which rose 13.54%.

What factors contributed to the fund’s results?

With the market’s depressed sentiment and extremely cheap valuations, if 2011 shows any earnings growth, we believe that the market will rise significantly. As a result, we have kept the beta of the portfolio relatively high and pro-cyclical. Further, as you look at the market, there are some very cheap companies, and the true growth-stock companies also appear attractive. We have tried to increase the portfolio exposure to both. We use quantitative, or numbers-based, analysis to identify a “picking pool” of stocks and then we narrow that subset using fundamental, bottom-up research. It’s worth noting to our shareholders that quantitative analysis tends to do poorly in the type of environment that we have just experienced, one in which people became more risk averse, the economy struggled, and stock prices were driven more by fear than fundamentals.

How would you describe the investing backdrop during the period?

At the start of the fund’s fiscal year, in the fall of 2009, we had just experienced a very strong stock market recovery during which many of the defensive and higher-quality stocks outperformed. Then in May, we experienced the slowing of the U.S. and global economies and the spread of the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/10. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

eurozone sovereign debt crisis. This caused the market to spiral somewhat out of control.

Was there any particular region of the world that helped performance?

Emerging markets outperformed developed markets, notably Anglo-Saxon markets such as the United States and the United Kingdom. Most emerging markets in Asia, followed by those in Latin America and Eastern Europe, delivered the best returns. We find emerging markets attractive on a secular basis due to their faster economic growth, stronger fiscal positions, and undervalued currencies compared with their developed peers. In simple terms, many developed economies are struggling with public and private deleveraging, aging populations, and large budget deficits, all of which cause slower economic growth. In emerging markets, on the other hand, a rapid urbanization is taking place, most notably in China and India, where large portions of the population are moving from rural to urban areas. This means that people are more productive, their incomes are rising, and they have more money to spend on goods. So economic expansions in these emerging markets are self-sustaining.

From a sector perspective, how did you position the fund during the period?

We were overweight cyclical sectors and underweight defensive sectors. Specifically, we were overweight materials, capital goods, health care, technology, and energy, and conversely, underweight financials, staples, and utilities. A combination of valuation, the bottoming out of economic data, the negative sentiment of investors, and the strong easing by global central banks led us to be more optimistic about the economy and the equity markets, and we positioned the portfolio to capture this. With everybody worried about a double-dip recession, it helped to stay on the offense rather than the defense in terms of positioning.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

What were some holdings that contributed to performance?

Our top performer was an out-of-benchmark holding, Dongfeng Motor, a Chinese automobile company that has partnerships with a number of international automakers such as Nissan, Honda, and Peugeot, and is one of the fund’s long-term holdings. When Chinese automobile production fell in 2008, we felt that the market was underestimating the growth potential of the industry. When government stimulus reignited auto sales volume growth, we believed companies like Dongfeng were positioned to benefit from these measures.

Ashland, which owns the Valvoline brand, is an out-of-benchmark holding and a quantitatively driven idea for the portfolio. Many investors believed that rising oil prices would hurt the stock, but the impact was not as negative as people feared. The company also benefited from some consolidation in the industry, which gave Ashland pricing power.

Kone, a global elevator and escalator company based in Finland, saw strong revenue growth from emerging markets, particularly in Asia. Kone continued to improve its profits margins and benefited from modernization requirements in Europe. The company was helped further by a bottoming-out of new orders in North America. The fund acquired the stock in April 2010, and by period-end it had appreciated substantially.

Our overweight to Qwest, a fixed-line telephone service provider, helped. Qwest shares were purchased at what we felt were attractive prices, and the shares appreciated. Qwest saw an uptick in its corporate sales during the period, while simultaneously making

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/10. Short-term holdings are excluded. Holdings will vary over time.

improvements to its cash flow and balance sheet along with efficiency gains. By the end of the period, we had liquidated our holdings in Qwest.

Domtar, a paper and paper pulp company based in Canada, is an out-of-benchmark holding in the paper industry that contributed to performance. The company is a large producer of uncoated free sheet paper, which is used in many office printers. The paper industry is in a long-term, secular decline, and is not very popular with investors. But as we have found during this recovery, the perception of the rate of decline in a company or industry is sometimes greater than the reality. Domtar’s shares dropped significantly in 2008 and 2009. I felt the stock was oversold, and it was. Domtar also produces its own paper pulp — and had more than it needed.

Elsewhere in the world, pulp supplies were quite tight. China, for example, is a big consumer and was net short pulp. An earthquake in Chile and bad weather in the United States also hurt global pulp production. As a result, pulp prices rose, Domtar and its pulp business benefited, and the stock appreciated.

Which holdings held back performance?

The National Bank of Greece was the top detractor from performance for the period. It was my belief that the stock was oversold after the Greek sovereign debt crisis hit in November 2009. When the debt situation grew worse over the ensuing months, the stock continued to get punished. We were overweight the stock initially, but have since liquidated our holdings and no longer have any exposure to the stock in the portfolio.

Career Education, an out-of-benchmark holding, is an online and traditional education provider that came under government scrutiny during the period. Government regulators questioned the company’s aggressive marketing to low-income individuals, its use of federal financial aid dollars, and its

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

low graduation rates. We have significantly reduced our exposure to the company.

An overweight to AXA, a Paris-based global insurance company that owns The Equitable in the United States, also held back performance. AXA shares suffered because of the company’s financial exposure to the sovereign debt crisis.

Goldman Sachs, another overweight, held back performance, as shares suffered from the company’s involvement in the subprime credit situation and the government scrutiny it has been under. We reduced our position initially, and we subsequently sold all of our shares.

What is your outlook for the market and the fund?

Although my long-term economic outlook is somewhat subdued, I am positive the overall economy will be better than expected in the short term. Most investors are quite optimistic about the near term, but skittish about anything beyond six months. That stems from a weak outlook and the incredible volatility of recent years, as well as the sovereign debt crisis.

While I am not wildly bullish, I am more positive relative to consensus among investors. We will maintain a pro-cyclical stance and pro-market stance in the fund.

I believe people will begin to invest in companies with average quality business levels, average returns, and cheap valuations. So I believe that as the economy finds stability, value investing will tend to work. That should really help the performance of the portfolio relative to where it has been. Obviously, it is very difficult when valuation-based investing does not work, as was the case during the period. The other element, I believe, is that the gap between emerging markets and developed markets will start to lessen. While investors are very bullish about the emerging-market countries, the central banks in these countries are beginning to try to stem the rapid growth and slow liquidity.

Meanwhile, just the opposite is taking place in the developed economies markets, where central banks are trying to encourage growth and add liquidity.

The bottom line is that growth rates are disparate between emerging and developed markets. We will continue to get direct ownership of emerging-market shares through individual holdings and indirect ownership in the form of industrials and materials sectors that supply these emerging markets.

Thank you, Shigeki, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Shigeki Makino is Head of Global Equities at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the University of Illinois. Shigeki joined Putnam in 2000 and has been in the investment industry since 1987.

IN THE NEWS

The G20, composed of the world’s 20 largest economies, ended its summit in Seoul, South Korea, in November, without an agreement on currency issues and trade imbalances. This raised concerns about global currency “wars” in which countries manipulate the value of their currencies to boost their exports. Going into the summit, tensions had already been building as several member countries criticized the United States for the Federal Reserve’s decision to purchase $600 billion of U.S. Treasuries, an action that could devalue the dollar and boost U.S. exports. The United States had sought a firm limit on trade surpluses and an agreement from China to allow its currency to appreciate more. The G20, made of 19 countries plus the European Union, did agree to develop guidelines to help identify any trade imbalances that “require preventative and corrective actions.”

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are generally not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.37%	6.98%	6.63%	6.63%	6.62%	6.62%	6.89%	6.66%	7.11%	7.50%

10 years	–3.87	–9.39	–10.80	–10.80	–10.85	–10.85	–8.50	–11.71	–6.14	–1.94
Annual average	–0.39	–0.98	–1.14	–1.14	–1.14	–1.14	–0.88	–1.24	–0.63	–0.20

5 years	3.97	–1.96	0.16	–1.74	0.14	0.14	1.41	–2.18	2.67	5.33
Annual average	0.78	–0.40	0.03	–0.35	0.03	0.03	0.28	–0.44	0.53	1.04

3 years	–32.27	–36.16	–33.78	–35.68	–33.80	–33.80	–33.29	–35.63	–32.77	–31.71
Annual average	–12.18	–13.89	–12.84	–13.68	–12.85	–12.85	–12.62	–13.66	–12.40	–11.94

1 year	10.87	4.43	10.15	5.15	10.00	9.00	10.29	6.45	10.64	11.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Performance benefited from the receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to Class A shares.

Comparative index returns For periods ended 10/31/10

		Lipper Global Large-Cap Core Funds
	MSCI World Index	category average*

Annual average (life of fund)	6.01%	7.58%

10 years	14.12	37.67
Annual average	1.33	2.98

5 years	13.39	24.22
Annual average	2.54	4.35

3 years	–22.36	–18.32
Annual average	–8.09	–6.59

1 year	12.74	13.54

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/10, there were 135, 112, 99, 49, and 20 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 10/31/00 to 10/31/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $8,920 and $8,915, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $8,829 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $9,386 and $9,806, respectively.

Fund price and distribution information For the 12-month period ended 10/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.215		$0.155	$0.162	$0.180		$0.199	$0.233

Capital gains	—		—	—	—		—	—

Total	$0.215		$0.155	$0.162	$0.180		$0.199	$0.233

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$7.79	$8.27	$7.02	$7.40	$7.47	$7.74	$7.70	$8.02

10/31/10	8.41	8.92	7.57	7.97	8.05	8.34	8.31	8.68

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.14%	6.75%	6.40%	6.40%	6.39%	6.39%	6.66%	6.43%	6.88%	7.27%

10 years	–9.01	–14.23	–15.51	–15.51	–15.51	–15.51	–13.37	–16.43	–11.08	–7.16
Annual average	–0.94	–1.52	–1.67	–1.67	–1.67	–1.67	–1.42	–1.78	–1.17	–0.74

5 years	–3.32	–8.87	–6.85	–8.62	–6.86	–6.86	–5.75	–9.09	–4.48	–2.07
Annual average	–0.67	–1.84	–1.41	–1.79	–1.41	–1.41	–1.18	–1.89	–0.91	–0.42

3 years	–33.07	–36.93	–34.53	–36.42	–34.49	–34.49	–34.06	–36.39	–33.50	–32.52
Annual average	–12.53	–14.24	–13.17	–14.01	–13.15	–13.15	–12.96	–14.00	–12.71	–12.29

1 year	2.44	–3.41	1.59	–3.39	1.73	0.73	1.82	–1.72	2.14	2.72

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/09*	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

Annualized expense ratio for the six-month period
ended 10/31/10†	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Equity Fund from May 1, 2010, to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.04	$10.82	$10.81	$9.56	$8.30	$5.78

Ending value (after expenses)	$1,009.60	$1,005.30	$1,005.00	$1,006.30	$1,008.50	$1,010.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2010, use the following calculation method. To find the value of your investment on May 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.07	$10.87	$10.87	$9.60	$8.34	$5.80

Ending value (after expenses)	$1,018.20	$1,014.42	$1,014.42	$1,015.68	$1,016.94	$1,019.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Global Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 102, 89 and 73 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s fourth quartile performance for each of the three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance. The Trustees also considered the actions taken by Putnam Management intended to improve performance, including the following actions:

• Hiring a new chief investment officer to oversee the investment division;

• Increasing accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarifying its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthening its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigning the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted

that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Equity Fund (the fund), including the fund’s portfolio, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Equity Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 15, 2010

The fund’s portfolio 10/31/10

COMMON STOCKS (98.0%)*	Shares	Value

Airlines (0.5%)
Cathay Pacific Airways, Ltd. (Hong Kong)	1,539,000	$4,155,966

		4,155,966
Automotive (1.1%)
Dongfeng Motor Group Co., Ltd. (China)	3,106,000	6,806,700

Ford Motor Co. †	228,200	3,224,466

		10,031,166
Banking (9.4%)
Banco Santander Brasil (Unit) (Brazil)	1,249,500	17,674,138

BNP Paribas SA (France)	164,958	12,045,807

Bond Street Holdings, LLC 144A Class A † F	138,315	2,835,458

Governor & Co. of The Bank of Ireland (The) (Ireland) †	2,895,995	2,144,938

Governor & Co. of The Bank of Ireland (The) ADR (Ireland)	203,547	626,926

JPMorgan Chase & Co.	331,000	12,455,530

Mizuho Financial Group, Inc. (Japan)	5,396,700	7,832,537

Sberbank OJSC (Russia) †	1,419,364	4,703,772

Wells Fargo & Co.	850,272	22,175,094

		82,494,200
Cable television (1.6%)
Comcast Corp. Class A	253,700	5,221,146

DIRECTV Class A †	210,600	9,152,676

		14,373,822
Chemicals (4.5%)
Ashland, Inc.	377,400	19,485,162

BASF SE (Germany)	81,797	5,942,412

Honam Petrochemical Corp. (South Korea)	65,178	14,478,074

		39,905,648
Commercial and consumer services (2.3%)
Compass Group PLC (United Kingdom)	2,425,954	19,876,964

		19,876,964
Communications equipment (0.8%)
Research in Motion, Ltd. (Canada) †	122,000	6,937,091

		6,937,091
Conglomerates (2.0%)
Mitsui & Co., Ltd. (Japan)	650,300	10,275,575

Vivendi (France)	264,931	7,545,196

		17,820,771
Consumer (1.4%)
LVMH Moet Hennessy Louis Vuitton SA (France)	52,856	8,270,323

Pandora A/S (Denmark) †	92,442	4,478,529

		12,748,852
Consumer finance (2.2%)
Capital One Financial Corp.	522,300	19,466,121

		19,466,121
Consumer goods (0.3%)
Reckitt Benckiser Group PLC (United Kingdom)	44,940	2,513,071

		2,513,071
Consumer services (0.7%)
Avis Budget Group, Inc. †	519,322	6,029,328

		6,029,328
Electrical equipment (2.2%)
Mitsubishi Electric Corp. (Japan)	2,047,000	19,096,088

		19,096,088

COMMON STOCKS (98.0%)* cont.	Shares	Value

Electronics (2.5%)
Garmin, Ltd. S	53,000	$1,740,520

HTC Corp. (Taiwan)	167,000	3,777,604

MediaTek, Inc. (Taiwan)	853	10,735

Radiant Opto-Electronics Corp. (Taiwan)	1,572,000	2,378,274

Texas Instruments, Inc.	279,200	8,255,944

Vishay Intertechnology, Inc. †	480,968	5,434,938

		21,598,015
Energy (other) (0.5%)
GT Solar International, Inc. † S	534,000	4,394,820

		4,394,820
Engineering and construction (0.6%)
Aveng, Ltd. (South Africa)	822,109	5,162,380

		5,162,380
Financial (0.5%)
AerCap Holdings NV (Netherlands) †	343,116	4,429,628

		4,429,628
Food (0.8%)
Corn Products International, Inc.	176,700	7,518,585

		7,518,585
Forest products and packaging (1.5%)
Domtar Corp. (Canada) S	171,900	13,641,984

		13,641,984
Health-care services (3.9%)
Aetna, Inc.	730,149	21,802,249

UnitedHealth Group, Inc.	339,400	12,235,370

		34,037,619
Homebuilding (0.1%)
Persimmon PLC (United Kingdom) †	149,034	814,070

		814,070
Insurance (4.9%)
AIA Group, Ltd. (Hong Kong) †	739,800	2,199,769

Aviva PLC (United Kingdom)	1,441,182	9,190,367

AXA SA (France)	1,036,691	18,842,862

Brasil Insurance Participacoes e Administracao SA (Brazil) †	843	667,403

ING Groep NV ADR (Netherlands) †	231,500	2,495,570

Zurich Financial Services AG (Switzerland)	38,386	9,383,721

		42,779,692
Machinery (2.6%)
Kone OYJ Class B (Finland)	425,750	22,777,455

		22,777,455
Metals (5.1%)
BHP Billiton, Ltd. (Australia)	144,442	5,958,390

Fortescue Metals Group, Ltd. (Australia) †	1,661,800	10,282,892

Freeport-McMoRan Copper & Gold, Inc. Class B	102,400	9,695,232

Mining and Metallurgical Co. Norilsk Nickel (GMK Norilsk
Nickel) ADR (Russia)	245,853	4,585,158

Rio Tinto PLC (United Kingdom)	162,792	10,524,611

Teck Resources, Ltd. Class B (Canada)	92,500	4,134,483

		45,180,766
Oil and gas (10.7%)
Apache Corp.	46,600	4,707,532

Chevron Corp.	338,100	27,930,441

CNOOC, Ltd. (China)	901,000	1,880,781

COMMON STOCKS (98.0%)* cont.	Shares	Value

Oil and gas cont.
Gazprom OAO (Russia) †	2,573,875	$13,641,538

Lukoil OAO ADR (Russia)	203,951	11,380,466

Marathon Oil Corp.	328,400	11,681,188

Oil States International, Inc. †	94,000	4,805,280

OMV AG (Austria)	99,360	3,706,507

Petroleo Brasileiro SA ADR (Brazil)	65,500	2,234,860

Petroleo Brasileiro SA ADR (Preference) (Brazil)	96,400	3,006,716

Surgutneftegaz ADR (Russia)	483,303	4,736,369

Tatneft 144A ADR (Russia) † S	135,764	4,283,354

		93,995,032
Pharmaceuticals (8.0%)
Astellas Pharma, Inc. (Japan)	230,000	8,527,541

AstraZeneca PLC (United Kingdom)	152,686	7,654,133

Eli Lilly & Co.	359,400	12,650,880

Forest Laboratories, Inc. †	58,800	1,943,340

Pfizer, Inc.	1,436,263	24,990,976

Sanofi-Aventis (France)	212,386	14,809,703

		70,576,573
Publishing (2.1%)
R. R. Donnelley & Sons Co.	990,600	18,276,570

		18,276,570
Railroads (2.5%)
Canadian National Railway Co. (Canada)	346,600	22,443,046

		22,443,046
Real estate (0.8%)
CommonWealth REIT R	128,360	3,266,762

Hongkong Land Holdings, Ltd. (Hong Kong)	567,000	3,916,972

		7,183,734
Regional Bells (1.4%)
Verizon Communications, Inc.	374,700	12,166,509

		12,166,509
Retail (4.7%)
Coach, Inc.	251,650	12,582,500

Industria de Diseno Textil (Inditex) SA (Spain)	73,537	6,132,243

Koninklijke Ahold NV (Netherlands)	1,636,417	22,580,473

		41,295,216
Schools (0.8%)
Career Education Corp. †	396,700	6,958,118

		6,958,118
Semiconductor (1.4%)
Jusung Engineering Co., Ltd. (South Korea) †	305,113	5,358,277

Macronix International Co., Ltd. (Taiwan)	10,709,159	6,605,073

		11,963,350
Shipping (0.4%)
Seino Holdings Co., Ltd. (Japan)	570,000	3,465,704

		3,465,704
Software (6.0%)
Intuit, Inc. †	336,300	16,142,400

Longtop Financial Technologies Ltd. ADR (Hong Kong) † S	139,200	5,058,528

Microsoft Corp.	1,192,149	31,758,849

		52,959,777

COMMON STOCKS (98.0%)* cont.	Shares	Value

Technology services (0.3%)
Computer Sciences Corp.	48,700	$2,388,735

		2,388,735
Telecommunications (2.0%)
China Mobile, Ltd. (China)	1,106,500	11,334,655

Telecity Group PLC (United Kingdom) †	819,988	6,539,905

		17,874,560
Telephone (2.2%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	436,000	19,698,629

		19,698,629
Tobacco (2.7%)
Philip Morris International, Inc.	399,700	23,382,450

		23,382,450

Total common stocks (cost $836,075,049)		$862,412,105

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 4.875s, May 31, 2011 [i]	$203,000	$212,616

Total U.S. treasury obligations (cost $212,616)		$212,616

MORTGAGE-BACKED SECURITIES (—%)*	Principal amount	Value

Federal National Mortgage Association Ser. 10-45, Class PJ,
4.5s, June 25, 2037 [i]	$17,544	$18,857

Total mortgage-backed securities (cost $18,857)		$18,857

SHORT-TERM INVESTMENTS (4.5%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	13,338,850	$13,338,850

Putnam Money Market Liquidity Fund 0.16% [e]	23,462,598	23,462,598

SSgA Prime Money Market Fund 0.14% [i] P	70,000	70,000

U.S. Treasury Bills zero %, March 10, 2011 [i]	$10,000	9,994

U.S. Treasury Bills zero %, November 18, 2010 [i]	103,000	102,990

U.S. Treasury Bills for effective yields ranging from 0.36%
to 0.39%, November 18, 2010	482,000	481,915

U.S. Treasury Bills for effective yields ranging from 0.26%
to 0.31%, March 10, 2011	1,840,000	1,839,061

U.S. Treasury Bills for effective yields ranging from 0.25%
to 0.29%, December 16, 2010 ##	658,000	657,784

Total short-term investments (cost $39,962,205)		$39,963,192

TOTAL INVESTMENTS

Total investments (cost $876,268,727)		$902,606,770

Key to holding’s abbreviations

ADR	American Depositary Receipts
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2009 through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $880,130,341.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $466,224 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	46.5%	Australia	1.8%

Japan	7.8	Hong Kong	1.7

France	6.9	Taiwan	1.4

United Kingdom	6.4	Switzerland	1.1

Canada	5.3	Spain	0.7

Russia	4.9	Germany	0.7

Netherlands	3.3	South Africa	0.6

Brazil	2.7	Denmark	0.5

Finland	2.6	Austria	0.4

China	2.2	Ireland	0.3

South Korea	2.2	Total	100.0%

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $274,779,407)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	11/22/10	$7,334,611	$7,240,929	$93,682

	British Pound	Sell	11/22/10	106,347	105,154	(1,193)

	Canadian Dollar	Buy	11/22/10	346,251	345,164	1,087

	Euro	Sell	11/22/10	1,363,003	1,344,166	(18,837)

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $274,779,407) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A. cont.

	Norwegian Krone	Sell	11/22/10	$3,172,903	$3,192,903	$20,000

	Swedish Krona	Sell	11/22/10	404,715	403,808	(907)

	Swiss Franc	Buy	11/22/10	10,321,407	10,454,069	(132,662)

Barclays Bank PLC

	British Pound	Buy	11/22/10	11,730,512	11,607,832	122,680

	Euro	Sell	11/22/10	512,081	505,336	(6,745)

	Hong Kong Dollar	Buy	11/22/10	1,750,222	1,749,138	1,084

	Japanese Yen	Buy	11/22/10	6,740,950	6,507,276	233,674

	Norwegian Krone	Buy	11/22/10	39,312	39,558	(246)

	Swedish Krona	Buy	11/22/10	3,986,914	3,979,096	7,818

	Swiss Franc	Buy	11/22/10	1,687,164	1,709,956	(22,792)

Citibank, N.A.

	Australian Dollar	Buy	11/22/10	1,737,749	1,714,148	23,601

	British Pound	Sell	11/22/10	7,223,421	7,147,381	(76,040)

	Canadian Dollar	Buy	11/22/10	2,615,008	2,607,107	7,901

	Danish Krone	Sell	11/22/10	440,540	440,379	(161)

	Euro	Sell	11/22/10	5,431,590	5,463,571	31,981

	Hong Kong Dollar	Sell	11/22/10	3,010,561	3,009,135	(1,426)

	Norwegian Krone	Sell	11/22/10	2,437,965	2,452,766	14,801

	Singapore Dollar	Sell	11/22/10	1,134,537	1,123,854	(10,683)

	Swedish Krona	Sell	11/22/10	920,124	918,579	(1,545)

	Swiss Franc	Buy	11/22/10	158,435	160,604	(2,169)

Credit Suisse AG

	Australian Dollar	Buy	11/22/10	1,253,418	1,236,485	16,933

	British Pound	Buy	11/22/10	4,140,963	4,097,242	43,721

	Canadian Dollar	Buy	11/22/10	1,351,594	1,348,024	3,570

	Euro	Sell	11/22/10	146,845	144,785	(2,060)

	Japanese Yen	Buy	11/22/10	6,138,385	5,924,746	213,639

	Norwegian Krone	Sell	11/22/10	2,079,167	2,092,022	12,855

	Swedish Krona	Buy	11/22/10	75,024	74,879	145

	Swiss Franc	Sell	11/22/10	5,407,490	5,479,697	72,207

Deutsche Bank AG

	Canadian Dollar	Buy	11/22/10	2,929,612	2,920,790	8,822

	Euro	Buy	11/22/10	1,258,947	1,242,364	16,583

	Swedish Krona	Buy	11/22/10	1,340,742	1,337,993	2,749

	Swiss Franc	Buy	11/22/10	1,112,089	1,127,565	(15,476)

Goldman Sachs International

	Australian Dollar	Buy	11/22/10	5,140,079	5,070,270	69,809

	British Pound	Buy	11/22/10	208,209	206,030	2,179

	Euro	Sell	11/22/10	3,986,065	3,929,054	(57,011)

	Japanese Yen	Buy	11/22/10	265,802	256,573	9,229

	Norwegian Krone	Sell	11/22/10	5,034,133	5,060,838	26,705

	Swedish Krona	Buy	11/22/10	1,377,142	1,374,258	2,884

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $274,779,407) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	11/22/10	$955,767	$942,776	$12,991

	British Pound	Buy	11/22/10	1,887,978	1,867,997	19,981

	Euro	Sell	11/22/10	6,486,872	6,400,396	(86,476)

	Hong Kong Dollar	Sell	11/22/10	4,575,410	4,573,343	(2,067)

	Norwegian Krone	Buy	11/22/10	1,552,857	1,562,432	(9,575)

	Swiss Franc	Sell	11/22/10	874,284	885,968	11,684

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	11/22/10	1,046,225	1,032,042	(14,183)

	British Pound	Sell	11/22/10	297,739	294,633	(3,106)

	Canadian Dollar	Sell	11/22/10	3,616,432	3,606,650	(9,782)

	Euro	Buy	11/22/10	278,963	275,263	3,700

	Hong Kong Dollar	Buy	11/22/10	678,003	677,448	555

	Japanese Yen	Sell	11/22/10	174,873	168,844	(6,029)

	Norwegian Krone	Buy	11/22/10	654,271	658,429	(4,158)

	Singapore Dollar	Buy	11/22/10	7,869,003	7,795,325	73,678

	Swedish Krona	Sell	11/22/10	319,771	319,230	(541)

	Swiss Franc	Buy	11/22/10	424,760	430,434	(5,674)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	11/22/10	914,543	900,887	13,656

	British Pound	Buy	11/22/10	6,143,135	6,078,045	65,090

	Canadian Dollar	Sell	11/22/10	8,781,587	8,754,627	(26,960)

	Euro	Sell	11/22/10	9,433,770	9,399,424	(34,346)

	Israeli Shekel	Buy	11/22/10	1,166,996	1,183,066	(16,070)

	Japanese Yen	Buy	11/22/10	5,364,371	5,179,411	184,960

	Swedish Krona	Buy	11/22/10	2,003,482	2,002,206	1,276

	Swiss Franc	Buy	11/22/10	6,305,017	6,393,483	(88,466)

State Street Bank and Trust Co.

	Australian Dollar	Sell	11/22/10	3,452,248	3,405,433	(46,815)

	Canadian Dollar	Buy	11/22/10	69,662	69,444	218

	Euro	Sell	11/22/10	7,545,488	7,439,708	(105,780)

	Israeli Shekel	Buy	11/22/10	1,167,024	1,184,944	(17,920)

	Norwegian Krone	Sell	11/22/10	3,306,089	3,326,587	20,498

	Swedish Krona	Buy	11/22/10	6,226,058	6,212,832	13,226

UBS AG

	Australian Dollar	Sell	11/22/10	2,996,051	2,956,067	(39,984)

	British Pound	Buy	11/22/10	10,340,475	10,231,815	108,660

	Canadian Dollar	Buy	11/22/10	981,436	978,481	2,955

	Euro	Sell	11/22/10	7,566,605	7,465,844	(100,761)

	Israeli Shekel	Buy	11/22/10	1,167,024	1,182,797	(15,773)

	Norwegian Krone	Buy	11/22/10	16,999,538	17,099,246	(99,708)

	Swedish Krona	Sell	11/22/10	192,087	191,750	(337)

	Swiss Franc	Buy	11/22/10	4,095,962	4,150,784	(54,822)

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $274,779,407) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Buy	11/22/10	$7,345,063	$7,241,699	$103,364

	British Pound	Buy	11/22/10	2,725,300	2,705,783	19,517

	Canadian Dollar	Buy	11/22/10	2,774,906	2,766,820	8,086

	Euro	Buy	11/22/10	2,901,470	2,861,955	39,515

	Japanese Yen	Sell	11/22/10	4,950,988	4,779,535	(171,453)

Total						$453,210

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$68,009,042	$30,719,356	$—

Capital goods	27,939,835	19,096,088	—

Communication services	33,080,236	31,033,284	—

Conglomerates	7,545,196	10,275,575	—

Consumer cyclicals	73,655,665	6,806,700	—

Consumer staples	68,982,025	—	—

Energy	96,509,071	1,880,781	—

Financials	139,568,639	13,949,278	2,835,458

Health care	96,086,651	8,527,541	—

Technology	77,717,005	18,129,963	—

Transportation	22,443,046	7,621,670	—

Total common stocks	711,536,411	148,040,236	2,835,458

Mortgage-backed securities	—	18,857	—

U.S. Treasury obligations	—	212,616	—

Short-term investments	23,532,598	16,430,594	—

Totals by level	$735,069,009	$164,702,303	$2,835,458

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$453,210	$—

Totals by level	$—	$453,210	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/10

ASSETS

Investment in securities, at value, including $12,769,480 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $839,467,279)	$865,805,322
Affiliated issuers (identified cost $36,801,448) (Notes 1 and 6)	36,801,448

Cash	1,662

Foreign currency (cost $393,692) (Note 1)	415,147

Dividends, interest and other receivables	1,681,955

Foreign tax reclaim	555,833

Receivable for shares of the fund sold	149,310

Receivable for investments sold	62,191,776

Unrealized appreciation on forward currency contracts (Note 1)	1,763,949

Total assets	969,366,402

LIABILITIES

Payable for investments purchased	70,712,405

Payable for shares of the fund repurchased	1,815,592

Payable for compensation of Manager (Note 2)	523,271

Payable for investor servicing fees (Note 2)	213,974

Payable for custodian fees (Note 2)	52,653

Payable for Trustee compensation and expenses (Note 2)	433,425

Payable for administrative services (Note 2)	3,171

Payable for distribution fees (Note 2)	219,039

Unrealized depreciation on forward currency contracts (Note 1)	1,310,739

Collateral on securities loaned, at value (Note 1)	13,338,850

Collateral on certain derivative contracts, at value (Note 1)	414,457

Other accrued expenses	198,485

Total liabilities	89,236,061

Net assets	$880,130,341

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,390,616,255

Undistributed net investment income (Note 1)	9,368,580

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(546,727,696)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	26,873,202

Total — Representing net assets applicable to capital shares outstanding	$880,130,341

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($796,769,763 divided by 94,740,832 shares)	$8.41

Offering price per class A share (100/94.25 of $8.41)*	$8.92

Net asset value and offering price per class B share ($34,937,903 divided by 4,615,777 shares)**	$7.57

Net asset value and offering price per class C share ($13,543,208 divided by 1,698,754 shares)**	$7.97

Net asset value and redemption price per class M share ($13,347,968 divided by 1,657,785 shares)	$8.05

Offering price per class M share (100/96.50 of $8.05)*	$8.34

Net asset value, offering price and redemption price per class R share
($1,245,934 divided by 149,928 shares)	$8.31

Net asset value, offering price and redemption price per class Y share
($20,285,565 divided by 2,337,664 shares)	$8.68

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/10

INVESTMENT INCOME

Dividends (net of foreign tax of $1,623,319)	$22,563,766

Interest (including interest income of $20,998 from investments
in affiliated issuers) (Note 6)	870,116

Securities lending (including interest income of $23,118 from investments
in affiliated issuers) (Note 1)	681,875

Total investment income	24,115,757

EXPENSES

Compensation of Manager (Note 2)	6,387,023

Investor servicing fees (Note 2)	3,305,566

Custodian fees (Note 2)	167,280

Trustee compensation and expenses (Note 2)	64,932

Administrative services (Note 2)	40,667

Distribution fees — Class A (Note 2)	2,013,474

Distribution fees — Class B (Note 2)	409,349

Distribution fees — Class C (Note 2)	138,190

Distribution fees — Class M (Note 2)	102,717

Distribution fees — Class R (Note 2)	6,480

Interest expense (Note 2)	7,789

Other	473,031

Total expenses	13,116,498

Expense reduction (Note 2)	(161,266)

Net expenses	12,955,232

Net investment income	11,160,525

Net realized gain on investments (Notes 1 and 3)	27,912,700

Net realized loss on foreign currency transactions (Note 1)	(279,266)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,157,634)

Net unrealized appreciation of investments and receivable purchase agreement during the year	53,938,613

Net gain on investments	80,414,413

Net increase in net assets resulting from operations	$91,574,938

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/10	Year ended 10/31/09

Operations:
Net investment income	$11,160,525	$18,540,132

Net realized gain (loss) on investments and
foreign currency transactions	27,633,434	(287,121,204)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	52,780,979	410,468,989

Net increase in net assets resulting from operations	91,574,938	141,887,917

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(22,291,693)	(1,224,610)

Class B	(1,008,356)	—

Class C	(307,225)	—

Class M	(331,894)	—

Class R	(38,312)	—

Class Y	(626,801)	(126,090)

Increase in capital from settlement payments	496,702	271,158

Redemption fees (Note 1)	5,002	13,310

Decrease from capital share transactions (Note 4)	(109,123,549)	(180,276,347)

Total decrease in net assets	(41,651,188)	(39,454,662)

NET ASSETS

Beginning of year	921,781,529	961,236,191

End of year (including undistributed net investment income
of $9,368,580 and $22,600,904, respectively)	$880,130,341	$921,781,529

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
October 31, 2010	$7.79	.10	.74	.84	(.22)	(.22)	—	— [b,e]	$8.41	10.87	$796,770	1.42	1.29	124.89
October 31, 2009	6.55	.15	1.10 [f]	1.25	(.01)	(.01)	—	— [b,g,h]	7.79	19.13 [f]	821,586	1.42 [i]	2.22 [i]	104.61
October 31, 2008	13.13	.13	(6.39)	(6.26)	(.32)	(.32)	—	—	6.55	(48.72)	834,994	1.30 [i]	1.31 [i]	96.13
October 31, 2007	10.64	.11	2.56	2.67	(.18)	(.18)	—	—	13.13	25.36	1,923,100	1.25 [i]	.90 [i]	84.00
October 31, 2006	8.76	.10 [j]	1.86	1.96	(.08)	(.08)	—	—	10.64	22.46	1,666,331	1.23 [i,j]	1.02 [i,j]	87.79

Class B
October 31, 2010	$7.02	.04	.67	.71	(.16)	(.16)	—	— [b,e]	$7.57	10.15	$34,938	2.17	.55	124.89
October 31, 2009	5.94	.09	.99 [f]	1.08	—	—	—	— [b,g,h]	7.02	18.18 [f]	48,621	2.17 [i]	1.52 [i]	104.61
October 31, 2008	11.92	.05	(5.81)	(5.76)	(.22)	(.22)	—	—	5.94	(49.13)	71,660	2.05 [i]	.49 [i]	96.13
October 31, 2007	9.67	.02	2.33	2.35	(.10)	(.10)	—	—	11.92	24.44	255,746	2.00 [i]	.15 [i]	84.00
October 31, 2006	7.96	.02 [j]	1.69	1.71	— [b]	— [b]	—	—	9.67	21.54	296,523	1.98 [i,j]	.24 [i,j]	87.79

Class C
October 31, 2010	$7.40	.04	.69	.73	(.16)	(.16)	—	— [b,e]	$7.97	10.00	$13,543	2.17	.54	124.89
October 31, 2009	6.26	.09	1.05 [f]	1.14	—	—	—	— [b,g,h]	7.40	18.21 [f]	14,315	2.17 [i]	1.48 [i]	104.61
October 31, 2008	12.56	.05	(6.11)	(6.06)	(.24)	(.24)	—	—	6.26	(49.08)	15,385	2.05 [i]	.55 [i]	96.13
October 31, 2007	10.19	.02	2.45	2.47	(.10)	(.10)	—	—	12.56	24.44	38,138	2.00 [i]	.15 [i]	84.00
October 31, 2006	8.39	.02 [j]	1.79	1.81	(.01)	(.01)	—	—	10.19	21.55	31,684	1.98 [i,j]	.25 [i,j]	87.79

Class M
October 31, 2010	$7.47	.06	.70	.76	(.18)	(.18)	—	— [b,e]	$8.05	10.29	$13,348	1.92	.79	124.89
October 31, 2009	6.30	.11	1.06 [f]	1.17	—	—	—	— [b,g,h]	7.47	18.57 [f]	14,007	1.92 [i]	1.72 [i]	104.61
October 31, 2008	12.64	.08	(6.16)	(6.08)	(.26)	(.26)	—	—	6.30	(48.99)	14,015	1.80 [i]	.81 [i]	96.13
October 31, 2007	10.25	.05	2.46	2.51	(.12)	(.12)	—	—	12.64	24.75	34,459	1.75 [i]	.40 [i]	84.00
October 31, 2006	8.44	.05 [j]	1.79	1.84	(.03)	(.03)	—	—	10.25	21.84	30,816	1.73 [i,j]	.50 [i,j]	87.79

Class R
October 31, 2010	$7.70	.08	.73	.81	(.20)	(.20)	—	— [b,e]	$8.31	10.64	$1,246	1.67	1.03	124.89
October 31, 2009	6.48	.13	1.09 [f]	1.22	—	—	—	— [b,g,h]	7.70	18.83 [f]	1,484	1.67 [i]	1.94 [i]	104.61
October 31, 2008	13.02	.11	(6.34)	(6.23)	(.31)	(.31)	—	—	6.48	(48.86)	1,195	1.55 [i]	1.08 [i]	96.13
October 31, 2007	10.57	.08	2.54	2.62	(.17)	(.17)	—	—	13.02	25.06	1,266	1.50 [i]	.66 [i]	84.00
October 31, 2006	8.72	.08 [j]	1.84	1.92	(.07)	(.07)	—	—	10.57	22.11	1,144	1.48 [i,j]	.82 [i,j]	87.79

Class Y
October 31, 2010	$8.02	.13	.76	.89	(.23)	(.23)	—	— [b,e]	$8.68	11.30	$20,286	1.17	1.54	124.89
October 31, 2009	6.76	.17	1.13 [f]	1.30	(.04)	(.04)	—	— [b,g,h]	8.02	19.34 [f]	21,769	1.16 [i]	2.51 [i]	104.61
October 31, 2008	13.54	.17	(6.60)	(6.43)	(.35)	(.35)	—	—	6.76	(48.59)	23,986	1.05 [i]	1.59 [i]	96.13
October 31, 2007	10.97	.14	2.63	2.77	(.20)	(.20)	—	—	13.54	25.65	35,250	1.00 [i]	1.16 [i]	84.00
October 31, 2006	9.03	.12 [j]	1.92	2.04	(.10)	(.10)	—	—	10.97	22.75	26,681	.98 [i,j]	1.25 [i,j]	87.79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

f Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.06 per class share outstanding on March 13, 2009.

This payment resulted in an increase to total returns of 0.92% for the year ended October 31, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp. which amounted to less than $0.01 per share outstanding on May 21, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2009	0.12%

October 31, 2008	0.01

October 31, 2007	<0.01

October 31, 2006	<0.01

j Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.05% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/10

Note 1: Significant accounting policies

Putnam Global Equity Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in common stocks issued by large and midsize companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective November 1, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2009 through October 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $269,811 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $443,346 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $239,952.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $12,769,480 and the fund received cash collateral of $13,338,850.

H) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2010, the fund had a capital loss carryover of $546,361,280 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$35,917,432	October 31, 2011

224,492,177	October 31, 2016

285,951,671	October 31, 2017

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of a capital loss carryover and receivable purchase agreements. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $211,432 to increase undistributed net investment income and $620,536,282 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $620,324,850.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$76,605,034
Unrealized depreciation	(50,633,407)

Net unrealized appreciation	25,971,627
Undistributed ordinary income	9,771,695
Capital loss carryforward	(546,361,280)
Cost for federal income tax purposes	$876,635,143

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.850% of the first $5 billion, 0.800% of the next $5 billion, 0.750% of the next $10 billion, 0.700% of the next $10 billion, 0.650% of the next $50 billion, 0.630% of the next $50 billion, 0.620% of the next $100 billion and 0.615% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $2,194,515 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $682,121 (exclusive of the initial payment) to the Seller in accordance with the terms of the Agreement and the fund paid $935,919, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $6,407 under the expense offset arrangements and by $154,859 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $596, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $38,769 and $848 from the sale of class A and class M shares, respectively, and received $36,881 and $229 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,087,672,903 and $1,207,988,764, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 10/31/10		Year ended 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	4,266,943	$34,247,401	6,775,251	$43,752,675

Shares issued in connection with
reinvestment of distributions	2,609,433	20,823,276	188,253	1,142,693

	6,876,376	55,070,677	6,963,504	44,895,368

Shares repurchased	(17,657,125)	(140,604,232)	(28,964,435)	(184,312,975)

Net decrease	(10,780,749)	$(85,533,555)	(22,000,931)	$(139,417,607)

	Year ended 10/31/10		Year ended 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	349,996	$2,523,395	607,885	$3,526,019

Shares issued in connection with
reinvestment of distributions	135,039	976,329	—	—

	485,035	3,499,724	607,885	3,526,019

Shares repurchased	(2,793,069)	(20,207,624)	(5,745,903)	(33,137,243)

Net decrease	(2,308,034)	$(16,707,900)	(5,138,018)	$(29,611,224)

	Year ended 10/31/10		Year ended 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	120,415	$915,525	209,176	$1,286,817

Shares issued in connection with
reinvestment of distributions	36,931	281,044	—	—

	157,346	1,196,569	209,176	1,286,817

Shares repurchased	(394,275)	(3,001,500)	(732,791)	(4,420,223)

Net decrease	(236,929)	$(1,804,931)	(523,615)	$(3,133,406)

	Year ended 10/31/10		Year ended 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	58,989	$453,555	100,910	$625,420

Shares issued in connection with
reinvestment of distributions	42,063	322,621	—	—

	101,052	776,176	100,910	625,420

Shares repurchased	(319,259)	(2,444,438)	(449,182)	(2,756,321)

Net decrease	(218,207)	$(1,668,262)	(348,272)	$(2,130,901)

	Year ended 10/31/10		Year ended 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	40,252	$316,358	53,828	$344,828

Shares issued in connection with
reinvestment of distributions	4,844	38,264	—	—

	45,096	354,622	53,828	344,828

Shares repurchased	(87,896)	(700,620)	(45,563)	(291,697)

Net increase (decrease)	(42,800)	$(345,998)	8,265	$53,131

	Year ended 10/31/10		Year ended 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	155,427	$1,268,263	422,022	$2,732,027

Shares issued in connection with
reinvestment of distributions	73,759	605,557	20,204	126,070

	229,186	1,873,820	442,226	2,858,097

Shares repurchased	(604,128)	(4,936,723)	(1,277,536)	(8,894,437)

Net decrease	(374,942)	$(3,062,903)	(835,310)	$(6,036,340)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,763,949	Payables	$1,310,739

Total		$1,763,949		$1,310,739

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$615,750	$615,750

Equity contracts	(787,246)	—	$(787,246)

Total	$(787,246)	$615,750	$(171,496)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(1,170,124)	$(1,170,124)

Equity contracts	8,770	—	$8,770

Total	$8,770	$(1,170,124)	$(1,161,354)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $20,998 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $465,498,580 and $442,525,232, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $13,887,786 or $0.13 per share (for all classes of shares). Taxes paid to foreign countries were $1,623,319 or $0.02 per share (for all classes of shares).

The fund designated 86.03% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2010, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended October 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $2,460 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	79,337,360	3,937,502

Jameson A. Baxter	79,393,075	3,881,787

Charles B. Curtis	79,358,785	3,916,077

Robert J. Darretta	79,344,078	3,930,784

Myra R. Drucker	79,383,436	3,891,426

John A. Hill	79,409,121	3,865,741

Paul L. Joskow	79,376,697	3,898,165

Elizabeth T. Kennan*	79,167,425	4,107,437

Kenneth R. Leibler	79,436,225	3,838,637

Robert E. Patterson	79,387,510	3,887,352

George Putnam, III	79,327,689	3,947,173

Robert L. Reynolds	79,472,983	3,801,879

W. Thomas Stephens	79,442,911	3,831,951

Richard B. Worley	79,430,839	3,844,023

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

61,606,232	3,171,075	1,999,634	16,497,921

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

61,562,806	3,148,434	2,065,701	16,497,921

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

61,558,831	3,227,650	1,990,461	16,497,920

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Robert R. Leveille
Putnam Investment	Barbara M. Baumann	Vice President and
Management, LLC	Charles B. Curtis	Chief Compliance Officer
One Post Office Square	Robert J. Darretta
Boston, MA 02109	Myra R. Drucker	Mark C. Trenchard
	Paul L. Joskow	Vice President and
Investment Sub-Manager	Kenneth R. Leibler	BSA Compliance Officer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Francis J. McNamara, III
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Advisor	Richard B. Worley
The Putnam Advisory		James P. Pappas
Company, LLC		Vice President
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Judith Cohen
	President	Vice President, Clerk and
Marketing Services		Assistant Treasurer
Putnam Retail Management	Jonathan S. Horwitz
One Post Office Square	Executive Vice President,	Michael Higgins
Boston, MA 02109	Principal Executive	Vice President, Senior Associate
	Officer, Treasurer and	Treasurer and Assistant Clerk
Custodian	Compliance Liaison
State Street Bank		Nancy E. Florek
and Trust Company	Steven D. Krichmar	Vice President, Assistant Clerk,
	Vice President and	Assistant Treasurer and
Legal Counsel	Principal Financial Officer	Proxy Manager
Ropes & Gray LLP
	Janet C. Smith	Susan G. Malloy
Independent Registered	Vice President, Assistant	Vice President and
Public Accounting Firm	Treasurer and Principal	Assistant Treasurer
KPMG LLP	Accounting Officer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter,
Vice Chairman

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN006 264496 12/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2010	$50,688	$--	$4,300	$-
October 31, 2009	$52,755	$--	$4,300	$-

For the fiscal years ended October 31, 2010 and October 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,300 and $ 4,300 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2010	$ -	$ -	$ -	$ -
October 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010